UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 22, 2008
Date of Report (Date of earliest event reported)

iPARTY CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-15611	76-0547750
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

270 Bridge Street, Suite 301, Dedham, Massachusetts	02026
(Address of principal executive offices)	(Zip Code)

(781) 329-3952
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 22, 2008, iParty Corp. issued a press release announcing its results of operations for the third fiscal quarter of 2008 ended September 27, 2008. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K, including the exhibit, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release of iParty Corp. dated October 22, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iPARTY CORP.

By:	/s/ SAL PERISANO
Sal Perisano
Chairman of the Board and Chief Executive Officer

Dated: October 22, 2008

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
99.1	Press release of iParty Corp. dated October 22, 2008